UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 9, 2023

Hydrofarm Holdings Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39773	81-4895761
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1510 Main Street
Shoemakersville, PA 19555

(Address of Principal Executive
Offices) (Zip Code)

Registrant’s telephone number, including area code: (707) 765-9990

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	HYFM	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A is being filed by Hydrofarm Holdings Group, Inc. to amend its Current Report on Form 8-K filed with the Securities and Exchange Commission on August 9, 2023 (the "Original Report") (i) to add an Item 2.02 Results of Operations and Financial Condition tag which was inadvertently omitted and (ii) to correct the date on the signature page of the Original Report to August 9, 2023, the actual date, from May 10, 2023. Except as otherwise provided herein, the disclosures made in the Original Report remain unchanged.
Item 2.02    Results of Operations and Financial Condition.
On August 9, 2023, Hydrofarm Holdings Group, Inc. issued a press release announcing its financial results for the second quarter ended June 30, 2023 and updating its full-year 2023 outlook. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 9.01    Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release, dated August 9, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hydrofarm Holdings Group, Inc.

Date: August 9, 2023	By:	/s/ William Toler
		Name:	William Toler
		Title:	Chief Executive Officer